                                                                      EXHIBIT 24

                                    CONECTIV

                           LIMITED POWER OF ATTORNEY



         The undersigned, a director or officer of Conectiv, a Delaware corporation, does hereby appoint H. E. COSGOVE, B. S. GRAHAM, J. P. LAVIN and
L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him/her and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement on Form S-8, and any and all amendments thereto, relating to not in excess of 5,000,000 shares of common stock in connection with the Conectiv Incentive Compensation Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby grants to each such attorney-in-fact full power and authority to take any and all actions requisite, necessary or proper in the exercise of any of the rights and power granted herein, as fully as the undersigned could do if personally present, and hereby ratifies and confirms all that any such attorney-in-fact lawfully does or causes to be done by virtue of this Limited Power of Attorney and the rights and powers granted herein. The undersigned agrees that this Limited Power of Attorney shall survive the incapacity or disability of the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this document as of this twentieth day of March, 1998.



                                              /s/ M. G. ABERCROMBIE
                                              -----------------------------
                                              M. G. Abercrombie

                                    CONECTIV

                           LIMITED POWER OF ATTORNEY



         The undersigned, a director or officer of Conectiv, a Delaware corporation, does hereby appoint H. E. COSGOVE, B. S. GRAHAM, J. P. LAVIN and
L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him/her and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement on Form S-8, and any and all amendments thereto, relating to not in excess of 5,000,000 shares of common stock in connection with the Conectiv Incentive Compensation Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby grants to each such attorney-in-fact full power and authority to take any and all actions requisite, necessary or proper in the exercise of any of the rights and power granted herein, as fully as the undersigned could do if personally present, and hereby ratifies and confirms all that any such attorney-in-fact lawfully does or causes to be done by virtue of this Limited Power of Attorney and the rights and powers granted herein. The undersigned agrees that this Limited Power of Attorney shall survive the incapacity or disability of the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this document as of this twentieth day of March, 1998.



                                              /s/ R. F. BALOTTI
                                              -----------------------------
                                              R. F. Balotti

                                    CONECTIV

                           LIMITED POWER OF ATTORNEY



         The undersigned, a director or officer of Conectiv, a Delaware corporation, does hereby appoint H. E. COSGOVE, B. S. GRAHAM, J. P. LAVIN and
L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him/her and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement on Form S-8, and any and all amendments thereto, relating to not in excess of 5,000,000 shares of common stock in connection with the Conectiv Incentive Compensation Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby grants to each such attorney-in-fact full power and authority to take any and all actions requisite, necessary or proper in the exercise of any of the rights and power granted herein, as fully as the undersigned could do if personally present, and hereby ratifies and confirms all that any such attorney-in-fact lawfully does or causes to be done by virtue of this Limited Power of Attorney and the rights and powers granted herein. The undersigned agrees that this Limited Power of Attorney shall survive the incapacity or disability of the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this document as of this twentieth day of March, 1998.



                                              /s/ R. D. BURRIS
                                              -----------------------------
                                              R. D. Burris

                                    CONECTIV

                           LIMITED POWER OF ATTORNEY



         The undersigned, a director or officer of Conectiv, a Delaware corporation, does hereby appoint B. S. GRAHAM, J. P. LAVIN and L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him/her and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement on Form S-8, and any and all amendments thereto, relating to not in excess of 5,000,000 shares of common stock in connection with the Conectiv Incentive Compensation Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby grants to each such attorney-in-fact full power and authority to take any and all actions requisite, necessary or proper in the exercise of any of the rights and power granted herein, as fully as the undersigned could do if personally present, and hereby ratifies and confirms all that any such attorney-in-fact lawfully does or causes to be done by virtue of this Limited Power of Attorney and the rights and powers granted herein. The undersigned agrees that this Limited Power of Attorney shall survive the incapacity or disability of the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this document as of this twentieth day of March, 1998.



                                             /s/ H. E. COSGROVE
                                             -------------------------------
                                             H. E. Cosgrove

                                    CONECTIV

                           LIMITED POWER OF ATTORNEY



         The undersigned, a director or officer of Conectiv, a Delaware corporation, does hereby appoint H. E. COSGOVE, B. S. GRAHAM, J. P. LAVIN and
L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him/her and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement on Form S-8, and any and all amendments thereto, relating to not in excess of 5,000,000 shares of common stock in connection with the Conectiv Incentive Compensation Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby grants to each such attorney-in-fact full power and authority to take any and all actions requisite, necessary or proper in the exercise of any of the rights and power granted herein, as fully as the undersigned could do if personally present, and hereby ratifies and confirms all that any such attorney-in-fact lawfully does or causes to be done by virtue of this Limited Power of Attorney and the rights and powers granted herein. The undersigned agrees that this Limited Power of Attorney shall survive the incapacity or disability of the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this document as of this twentieth day of March, 1998.



                                                /s/ A. K. DOBERSTEIN
                                                ----------------------------
                                                A. K. Doberstein

                                    CONECTIV

                           LIMITED POWER OF ATTORNEY



         The undersigned, a director or officer of Conectiv, a Delaware corporation, does hereby appoint H. E. COSGOVE, B. S. GRAHAM, J. P. LAVIN and
L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him/her and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement on Form S-8, and any and all amendments thereto, relating to not in excess of 5,000,000 shares of common stock in connection with the Conectiv Incentive Compensation Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby grants to each such attorney-in-fact full power and authority to take any and all actions requisite, necessary or proper in the exercise of any of the rights and power granted herein, as fully as the undersigned could do if personally present, and hereby ratifies and confirms all that any such attorney-in-fact lawfully does or causes to be done by virtue of this Limited Power of Attorney and the rights and powers granted herein. The undersigned agrees that this Limited Power of Attorney shall survive the incapacity or disability of the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this document as of this twentieth day of March, 1998.



                                                /s/ M.B. EMERY
                                                ----------------------------
                                                M. B. Emery

                                    CONECTIV

                           LIMITED POWER OF ATTORNEY



         The undersigned, a director or officer of Conectiv, a Delaware corporation, does hereby appoint H. E. COSGOVE, B. S. GRAHAM, J. P. LAVIN and
L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him/her and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement on Form S-8, and any and all amendments thereto, relating to not in excess of 5,000,000 shares of common stock in connection with the Conectiv Incentive Compensation Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby grants to each such attorney-in-fact full power and authority to take any and all actions requisite, necessary or proper in the exercise of any of the rights and power granted herein, as fully as the undersigned could do if personally present, and hereby ratifies and confirms all that any such attorney-in-fact lawfully does or causes to be done by virtue of this Limited Power of Attorney and the rights and powers granted herein. The undersigned agrees that this Limited Power of Attorney shall survive the incapacity or disability of the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this document as of this twentieth day of March, 1998.



                                                /s/ S. I. GORE
                                                ----------------------------
                                                S. I. Gore

                                   CONECTIV


                          LIMITED POWER OF ATTORNEY



         The undersigned, a director or officer of Conectiv, a Delaware corporation, does hereby appoint H. E. COSGOVE, B. S. GRAHAM, J. P. LAVIN and
L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him/her and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement on Form S-8, and any and all amendments thereto, relating to not in excess of 5,000,000 shares of common stock in connection with the Conectiv Incentive Compensation Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby grants to each such attorney-in-fact full power and authority to take any and all actions requisite, necessary or proper in the exercise of any of the rights and power granted herein, as fully as the undersigned could do if personally present, and hereby ratifies and confirms all that any such attorney-in-fact lawfully does or causes to be done by virtue of this Limited Power of Attorney and the rights and powers granted herein. The undersigned agrees that this Limited Power of Attorney shall survive the incapacity or disability of the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this document as of this twentieth day of March, 1998.



                                                /s/ C. H. HOLLEY
                                                ---------------------------
                                                C. H.  Holley

                                    CONECTIV

                           LIMITED POWER OF ATTORNEY



         The undersigned, a director or officer of Conectiv, a Delaware corporation, does hereby appoint H. E. COSGOVE, B. S. GRAHAM, J. P. LAVIN and
L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement on Form S-8, and any and all amendments thereto, relating to not in excess of 5,000,000 shares of common stock in connection with the Conectiv Incentive Compensation Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby grants to each such attorney-in-fact full power and authority to take any and all actions requisite, necessary or proper in the exercise of any of the rights and power granted herein, as fully as the undersigned could do if personally present, and hereby ratifies and confirms all that any such attorney-in-fact lawfully does or causes to be done by virtue of this Limited Power of Attorney and the rights and powers granted herein. The undersigned agrees that this Limited Power of Attorney shall survive the incapacity or disability of the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this document as of this twentieth day of March, 1998.



                                                /s/ J. L. JACOBS
                                                ----------------------------
                                                J. L. Jacobs

                                    CONECTIV

                           LIMITED POWER OF ATTORNEY



         The undersigned, a director or officer of Conectiv, a Delaware corporation, does hereby appoint H. E. COSGOVE, B. S. GRAHAM, J. P. LAVIN and
L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him/her and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement on Form S-8, and any and all amendments thereto, relating to not in excess of 5,000,000 shares of common stock in connection with the Conectiv Incentive Compensation Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby grants to each such attorney-in-fact full power and authority to take any and all actions requisite, necessary or proper in the exercise of any of the rights and power granted herein, as fully as the undersigned could do if personally present, and hereby ratifies and confirms all that any such attorney-in-fact lawfully does or causes to be done by virtue of this Limited Power of Attorney and the rights and powers granted herein. The undersigned agrees that this Limited Power of Attorney shall survive the incapacity or disability of the undersigned.


         IN WITNESS WHEREOF, the undersigned has executed this document as of this twentieth day of March, 1998.



                                                /s/ K. MACDONNELL
                                                ----------------------------
                                                K. MacDonnell

                                    CONECTIV

                           LIMITED POWER OF ATTORNEY



         The undersigned, a director or officer of Conectiv, a Delaware corporation, does hereby appoint H. E. COSGOVE, B. S. GRAHAM, J. P. LAVIN and
L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him/her and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement on Form S-8, and any and all amendments thereto, relating to not in excess of 5,000,000 shares of common stock in connection with the Conectiv Incentive Compensation Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby grants to each such attorney-in-fact full power and authority to take any and all actions requisite, necessary or proper in the exercise of any of the rights and power granted herein, as fully as the undersigned could do if personally present, and hereby ratifies and confirms all that any such attorney-in-fact lawfully does or causes to be done by virtue of this Limited Power of Attorney and the rights and powers granted herein. The undersigned agrees that this Limited Power of Attorney shall survive the incapacity or disability of the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this document as of this twentieth day of March, 1998.



                                                /s/ R. B. MCGLYNN
                                                ----------------------------
                                                R. B. McGlynn

                                    CONECTIV

                           LIMITED POWER OF ATTORNEY



         The undersigned, a director or officer of Conectiv, a Delaware corporation, does hereby appoint H. E. COSGOVE, B. S. GRAHAM, J. P. LAVIN and
L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him/her and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement on Form S-8, and any and all amendments thereto, relating to not in excess of 5,000,000 shares of common stock in connection with the Conectiv Incentive Compensation Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby grants to each such attorney-in-fact full power and authority to take any and all actions requisite, necessary or proper in the exercise of any of the rights and power granted herein, as fully as the undersigned could do if personally present, and hereby ratifies and confirms all that any such attorney-in-fact lawfully does or causes to be done by virtue of this Limited Power of Attorney and the rights and powers granted herein. The undersigned agrees that this Limited Power of Attorney shall survive the incapacity or disability of the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this document as of this twentieth day of March, 1998.



                                                /s/ B. J. MORGAN
                                                ----------------------------
                                                B. J. Morgan

                                    CONECTIV

                           LIMITED POWER OF ATTORNEY



         The undersigned, a director or officer of Conectiv, a Delaware corporation, does hereby appoint H. E. COSGOVE, B. S. GRAHAM, J. P. LAVIN and
L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him/her and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement on Form S-8, and any and all amendments thereto, relating to not in excess of 5,000,000 shares of common stock in connection with the Conectiv Incentive Compensation Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby grants to each such attorney-in-fact full power and authority to take any and all actions requisite, necessary or proper in the exercise of any of the rights and power granted herein, as fully as the undersigned could do if personally present, and hereby ratifies and confirms all that any such attorney-in-fact lawfully does or causes to be done by virtue of this Limited Power of Attorney and the rights and powers granted herein. The undersigned agrees that this Limited Power of Attorney shall survive the incapacity or disability of the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this document as of this twentieth day of March, 1998.



                                                /s/ W. E. NELLIUS
                                                ----------------------------
                                                W. E. Nellius

                                    CONECTIV

                           LIMITED POWER OF ATTORNEY



         The undersigned, a director or officer of Conectiv, a Delaware corporation, does hereby appoint H. E. COSGOVE, B. S. GRAHAM, J. P. LAVIN and
L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him/her and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement on Form S-8, and any and all amendments thereto, relating to not in excess of 5,000,000 shares of common stock in connection with the Conectiv Incentive Compensation Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby grants to each such attorney-in-fact full power and authority to take any and all actions requisite, necessary or proper in the exercise of any of the rights and power granted herein, as fully as the undersigned could do if personally present, and hereby ratifies and confirms all that any such attorney-in-fact lawfully does or causes to be done by virtue of this Limited Power of Attorney and the rights and powers granted herein. The undersigned agrees that this Limited Power of Attorney shall survive the incapacity or disability of the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this document as of this twentieth day of March, 1998.



                                                /s/ H. J. RAVECHE
                                                ----------------------------
                                                H. J. Raveche